                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)             February 16, 1998
                                                       -------------------------

The Money Store Residential Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of The Money Store Residential Loan Certificates, Series 1997-I

                                TMS Mortgage Inc.
                        The Money Store Home Equity Corp.
                         The Money Store/ Minnesota Inc.
                         The Money Store/ Kentucky Inc.
                           The Money Store/ D.C. Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

New Jersey                      333-20817-10                         Applied For
----------                      ------------                         -----------

State or other                  (Commission                        (IRS Employer
jurisdiction of                 File Number)                       ID Number)
incorporation)

2840 Morris Avenue, Union, New Jersey 07083
-------------------------------------------
(Address of principal executive officer)

Registrant's Telephone Number,
including area code:                                          (908) 686-2000
                                                              --------------

                                       n/a
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5    Other Events
          ------------

      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the February 16, 1998 Remittance Date.

Item 7    Financial Statements and Exhibits
          ---------------------------------

      The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 THE MONEY STORE INC.

                                                 By: /s/ Harry Puglisi
                                                 ----------------------
                                                        Harry Puglisi
                                                        Treasurer

                  Dated: February 28, 1998

                                   Schedule A

                               List of Originators
                               -------------------

                            Residential Trust 1997-1
                            ------------------------

                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/ Kentucky Inc.
                        The Money Store Home Equity Corp.
                                TMS Mortgage Inc.

                     MONEY STORE RESEDENTIAL TRUST 1997-I

                             SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1997-I FOR THE FEBRUARY 11, 1998 DETERMINATION DATE.

1.    AGGREGATE AMOUNT RECEIVED                                    $6,110,635.44

      LESS: SERVICE FEE                                                57,235.13
            CONTINGENCY FEE                                            57,235.13
            OTHER SERVICER FEES (Late Charges/Escrow)                  18,711.44
            UNREIMBURSED MONTHLY ADVANCES                                   0.00
                                                              ------------------

                                                                      133,181.70
      PLUS: MONTHLY ADVANCE - INCLUDING
              COMPENSATING INTEREST                                         0.00
            PRE-FUNDING ACCOUNT TRANSFER                                    0.00
            CAPITALIZED INTEREST ACCOUNT TRANSFER                           0.00
                                                              ------------------

                                                                            0.00

            AMOUNT WITHDRAWN FROM THE CERTIFICATE
            ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                         0.00

                                                              ------------------
            AVAILABLE REMITTANCE AMOUNT (I-2)                       5,977,453.74
                                                              ==================

2.    (A)   ORIGINAL CLASS A-1 PRINCIPAL BALANCE                   98,507,479.58

      (B)   ORIGINAL CLASS A-2 PRINCIPAL BALANCE                   64,708,000.00

      (C)   ORIGINAL CLASS A-3 PRINCIPAL BALANCE                   49,602,000.00

      (D)   ORIGINAL CLASS M-1 PRINCIPAL BALANCE                   29,710,000.00

      (E)   ORIGINAL CLASS M-2 PRINCIPAL BALANCE                   17,391,000.00

      (F)   ORIGINAL CLASS B PRINCIPAL BALANCE                     23,913,000.00

3.    PRINCIPAL DISTRIBUTION AMOUNTS:
      CLASS A-1                                                     4,376,137.93
      CLASS A-2                                                             0.00
      CLASS A-3                                                             0.00
      CLASS M-1                                                             0.00
      CLASS M-2                                                             0.00
      CLASS B                                                               0.00

TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                                4,376,137.93

4.    (A)   CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                  0.00
            CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                  0.00
            CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                  0.00
            AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                0.00

      (B)   CLASS A REALIZED LOSS AMOUNT                                    0.00
            CLASS M REALIZED LOSS AMOUNT                                    0.00
            CLASS B REALIZED LOSS AMOUNT                                    0.00
            AGGREGATE REALIZED LOSS AMOUNT                                  0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                           7,604,173.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD
   AMOUNT                                                           1,756,463.02
   # OF LOANS                                                                208

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD                                                     343,682.94

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED DURING
   THE DUE PERIOD                                                     775,660.66

9. AMOUNT OF INTEREST RECEIVED                                      3,211,745.59

10.   (A)   AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
            THE DETERMINATION DATE
            MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
            ACCOUNT PURSUANT TO SECTION 6.01 (a)(ii)                        0.00

      (B)   AMOUNT OF COMPENSATING INTEREST                               256.09

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                     27,060.07

13. CLASS A-1 REMITTANCE AMOUNT:
      (A)   CURRENT INTEREST REQUIREMENT                527,015.02
      (B)   PRINCIPAL DISTRIBUTION AMOUNT             4,376,137.93
      (C)   CARRY FORWARD AMOUNT                              0.00
      (D)   MONTHLY ADVANCE                                   0.00

      TOTAL CLASS A-1 REMITTANCE AMOUNT                             4,903,152.95

    CLASS A-2 REMITTANCE AMOUNT:
      (A)   CURRENT INTEREST REQUIREMENT                349,423.20
      (B)   PRINCIPAL DISTRIBUTION AMOUNT                     0.00
      (C)   CARRY FORWARD AMOUNT                              0.00
      (D)   MONTHLY ADVANCE                                   0.00

      TOTAL CLASS A-2 REMITTANCE AMOUNT                               349,423.20

     CLASS A-3 REMITTANCE AMOUNT:
      (A)   CURRENT INTEREST REQUIREMENT                276,117.80
      (B)   PRINCIPAL DISTRIBUTION AMOUNT                     0.00
      (C)   CARRY FORWARD AMOUNT                              0.00
      (D)   MONTHLY ADVANCE                                   0.00

      TOTAL CLASS A-3 REMITTANCE AMOUNT                               276,117.80

                                                             Series Resid 1997-I

      CLASS A REMITTANCE AMOUNT:
      (A)   CURRENT INTEREST REQUIREMENT              1,152,556.02
      (B)   PRINCIPAL DISTRIBUTION AMOUNT             4,376,137.93
      (C)   CARRY FORWARD AMOUNT                              0.00
      (D)   MONTHLY ADVANCE                                   0.00

      TOTAL CLASS A REMITTANCE AMOUNT                               5,528,693.95

      CLASS M-1 REMITTANCE AMOUNT:
      (A)   CURRENT INTEREST REQUIREMENT                175,412.79
      (B)   PRINCIPAL DISTRIBUTION AMOUNT                     0.00
      (C)   CARRY FORWARD AMOUNT                              0.00
      (D)   MONTHLY ADVANCE                                   0.00

      TOTAL CLASS M-1 REMITTANCE AMOUNT                               175,412.79

      CLASS M-2 REMITTANCE AMOUNT:
      (A)   CURRENT INTEREST REQUIREMENT                109,200.99
      (B)   PRINCIPAL DISTRIBUTION AMOUNT                     0.00
      (C)   CARRY FORWARD AMOUNT                              0.00
      (D)   MONTHLY ADVANCE                                   0.00

      TOTAL CLASS M-2 REMITTANCE AMOUNT                               109,200.99

      CLASS M REMITTANCE AMOUNT:
      (A)   CURRENT INTEREST REQUIREMENT                284,613.78
      (B)   PRINCIPAL DISTRIBUTION AMOUNT                     0.00
      (C)   CARRY FORWARD AMOUNT                              0.00
      (D)   MONTHLY ADVANCE                                   0.00

      TOTAL CLASS M REMITTANCE AMOUNT                                 284,613.78

      CLASS B REMITTANCE AMOUNT:
      (A)   CURRENT INTEREST REQUIREMENT                149,954.44
      (B)   PRINCIPAL DISTRIBUTION AMOUNT                     0.00
      (C)   CARRY FORWARD AMOUNT                              0.00
      (D)   MONTHLY ADVANCE                                   0.00

      TOTAL CLASS B REMITTANCE AMOUNT                                 149,954.44

      AGGREGATE REMITTANCE AMOUNT:
      (A)   CURRENT INTEREST REQUIREMENT              1,587,124.23
      (B)   PRINCIPAL DISTRIBUTION AMOUNT             4,376,137.93
      (C)   CARRY FORWARD AMOUNT                              0.00
      (D)   MONTHLY ADVANCE                                   0.00

      TOTAL REMITTANCE AMOUNT                                       5,963,262.16

14.   (A)   REIMBURSABLE AMOUNT (I-22)                                      0.00
      (B)   GP REMITTANCE AMOUNT PAYABLE                                    0.00

15.   (A)   CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                     94,131,341.65

                                                             Series Resid 1997-I

      (B)   CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                     64,708,000.00

      (C)   CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                     49,602,000.00

      (D)   CLASS M-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                     29,710,000.00

      (E)   CLASS M-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                     17,391,000.00

      (F)   CLASS B PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                     23,913,000.00

      (G)   TOTAL POOL PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                    279,455,341.65

16. TRIGGER EVENT CALCULATION                                  TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)     (i)  EXCEEDS 50% OF (ii)
            (i)  SIXTY-DAY DELINQUENCY RATIO                 2.21%
            (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE      23.66%  9.34%    NO

    (2)     BOTH (A) AND (B)

            (A) EITHER (X) OR (Y)
                 (X) THE WEIGHTED AVERAGE FIVE-MONTH
                     SIXTY-DAY DELINQUENCY RATIO
                     EXCEEDS 9%     OR                       0.00%
                 (Y) THE CUMULATIVE REALIZED LOSSES
                     EXCEEDS $3913056.00                 82,203.75   NO

            (B) EITHER (X) OR (Y)
                 (X) THE WEIGHTED AVERAGE FIVE-MONTH
                     SIXTY-DAY DELINQUENCY RATIO
                     EXCEEDS 15%    OR                        0.00%
                 (Y) THE CUMULATIVE REALIZED LOSSES
                     EXCEED $13043520                    82,203.75   NO      NO

    (3)     (i) IS GREATER THAN 75% OF (ii)

            (i) PRIOR CLASS A & CLASS M PRINCIPAL
                BALANCES                            259,918,479.58
            (ii)PRINCIPAL BALANCE AS OF THE END
                OF THE SECOND PRECEDING DUE PERIOD  278,781,485.90 93.23%  YES

                  IF EITHER (1), (2) OR (3) = "YES",                     -------
                  THEN THE TRIGGER EVENT IS ON EFFECT                      YES
                                                                         =======

                                                             Series Resid 1997-I

17.   CUMULATIVE REALIZED LOSSES                                       82,203.75

18.   AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
      EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                 0.00

19.   (A) SERVICING FEE FOR THE RELATED DUE PERIOD                     57,235.13

      (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                   57,235.13

      (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE      14,191.57

      (D) FHA PREMIUM ACCOUNT                                           4,392.57

20.   AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
      SERVICERS PURSUANT TO:

      (A) SECTION 5.04 (b)                                                  0.00
      (B) SECTION 5.04 (c)                                                  0.00
      (C) SECTION 5.04 (d)(ii)                                              0.00
      (D) SECTION 5.04 (e)                                                  0.00
      (E) SECTION 5.04 (f)(i)                                         114,470.26

21.   CLASS A-1 POOL FACTOR (I-5):
      CURRENT CLASS A-1 PRINCIPAL BALANCE            94,131,341.65    0.82084605
      ORIGINAL CLASS A-1 PRINCIPAL BALANCE          114,676,000.00

      CLASS A-2 POOL FACTOR (I-5):
      CURRENT CLASS A-2 PRINCIPAL BALANCE            64,708,000.00    1.00000000
      ORIGINAL CLASS A-2 PRINCIPAL BALANCE           64,708,000.00

      CLASS A-3 POOL FACTOR (I-5):
      CURRENT CLASS A-3 PRINCIPAL BALANCE            49,602,000.00    1.00000000
      ORIGINAL CLASS A-3 PRINCIPAL BALANCE           49,602,000.00

      CLASS M-1 POOL FACTOR (I-5):
      CURRENT CLASS M-1 PRINCIPAL BALANCE            29,710,000.00    1.00000000
      ORIGINAL CLASS M-1 PRINCIPAL BALANCE           29,710,000.00

      CLASS M-2 POOL FACTOR (I-5):
      CURRENT CLASS M-2 PRINCIPAL BALANCE            17,391,000.00    1.00000000
      ORIGINAL CLASS M-2 PRINCIPAL BALANCE           17,391,000.00

      CLASS B POOL FACTOR (I-5):
      CURRENT CLASS B-1 PRINCIPAL BALANCE            23,913,000.00    1.00000000
      ORIGINAL CLASS B-2 PRINCIPAL BALANCE           23,913,000.00

      POOL FACTOR:
      CURRENT POOL PRINCIPAL BALANCE                279,455,341.65    0.93151781
      ORIGINAL POOL PRINCIPAL BALANCE               300,000,000.00

                                                             Series Resid 1997-I

22.   (A)   WEIGHTED AVERAGE MORTGAGE INTEREST RATE               13.999%

      (B)   ADJUSTED MORTGAGE INTEREST RATE OF
            THE MORTGAGE LOANS                                    15.549%

      (C)   WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3,
            CLASS M-1, CLASS M-2 AND CLASS B ADJUSTED
            MORTGAGE LOAN REMITTANCE RATE                          6.775%

      (D)   WEIGHTED AVERAGE MORTGAGE INTEREST    ------------------------------
            RATE FOR                              11/30/97   12/31/97   01/31/98
                                                  ------------------------------
                                                   14.008%    14.004%    13.999%

23.   (A)   SENIOR PERCENTAGE                                     100.00%

      (B)   CLASS B PERCENTAGE                                      0.00%

24.   (A)   SPREAD AMOUNT                                            0.00

      (B)   SPECIFIED SUBORDINATED AMOUNT                   24,250,000.00

25.   (A)   CLASS A APPLIED REALIZED LOSS AMOUNT                     0.00
            CLASS M APPLIED REALIZED LOSS AMOUNT                     0.00
            CLASS B APPLIED REALIZED LOSS AMOUNT                     0.00

      (B)   UNPAID CLASS A REALIZED LOSS AMOUNT                      0.00
            UNPAID CLASS M REALIZED LOSS AMOUNT                      0.00
            UNPAID CLASS B REALIZED LOSS AMOUNT                      0.00

26.   ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT
      REMITTANCE DATE                                        1,500,331.31

27.   (A)   AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM
            ACCOUNT FOR THE DUE PERIOD                           4,392.57
      (B)   AMOUNT REIMBURSABLE TO THE SERVICER AND/OR
            THE CERTIFICATE INSURER FROM THE FHA ACCOUNT
            PURSUANT TO 6.06(b)(i)                               5,170.11

28.   AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS RECEIVED
      DURING THE MONTH                                               0.00

29.   THE RESERVE AMOUNT FOR THE DUE PERIOD                 30,000,000.00

30.   CLAIMS FILED DURING THE DUE PERIOD                             0.00

31.   CLAIMS PAID DURING THE PERIOD                                  0.00

32.   CLAIMS DENIED BY FHA DURING THE PERIOD                         0.00

33.   CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD            0.00

34.   OTHER INFORMATION                                               N/A

                                                            Series  Resid 1997-I

                                    EXHIBIT O

                   REMIC DELINQUENCIES AS OF JANUARY 31, 1998


RESIDENTIAL      OUTSTANDING           #
TRUST            DOLLARS               ACCOUNTS        RANGES           AMOUNT                NO           PCT
1997-I           $275,878,619.21        20,238         1 TO 29 DAYS    25,276,430.88        2,077          9.16%
                                                       30 TO 59 DAYS    4,359,282.71          400          1.58%
                                                       60 TO 89 DAYS    1,852,228.45          181          0.67%
                                                       90 AND OVER      4,245,418.99          435          1.54%

                                                       FORECLOSURE              0.00            0          0.00%
                                                       REO PROPERTY             0.00            0          0.00%

                                                       TOTALS         $35,733,361.03        3,093         12.95%
                                                                ================================================


                                                                                                                 Series Resid 1997-I

RESIDENTIAL TRUST 1997-I

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE    CLASS A-1       CLASS A-2        CLASS A-3  CLASS M-1
------------------------------------------------------------------

(ii)          1,038.01        1,047.06         1,792.30     896.91

(vi)             18.51            0.00             0.00       0.00

(vii)             3.62            0.00             0.00       0.00

(viii)            8.12            0.00             0.00       0.00

(xiii)     (a)    5.55            5.65             9.98       5.30
           (b)   46.11            0.00             0.00       0.00
           (c)    0.00            0.00             0.00       0.00
           (d)    0.00            0.00             0.00       0.00

(xv)            991.90        1,047.06         1,792.30     896.91

(xxxv)            0.00            0.00             0.00       0.00


SUBCLAUSE                   CLASS M-2                      CLASS B
---------                   ---------                      -------

(ii)                            927.52                    1,739.13

(vi)                              0.00                        0.00

(vii)                             0.00                        0.00

(viii)                            0.00                        0.00


(xiii)    (a)                     5.82                       10.91
          (b)                     0.00                        0.00
          (c)                     0.00                        0.00
          (d)                     0.00                        0.00


(xv)                            927.52                    1,739.13


(xxxv)                            0.00                        0.00

                                                             Series Resid 1997-I